Exhibit 99.2

2nd Quarter Presentation
March 2, 2011

Participants
Steven E. Nielsen President & Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and Non-
GAAP Information
Forward-Looking Statements and Non-
GAAP Information
 Fiscal 2011 second quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. Words such as “believe,” “expect,”
 “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project” and similar expressions, as well as statements in future tense, identify forward looking statements. You should not read forward looking statements as a guarantee of future performance or results.
 They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on
 Form 10-K for the year ended July 31, 2010, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included on slides 12 through 14 of this presentation.

Q2-2011 Overview
■ Contract revenue of $218.2 million, increased year-over year but declined organically 1.6% after adjusting for revenues from acquired companies
■ Non-GAAP loss of $0.03 per share compared to a loss of $0.10 per share in the prior year
■ Capital expenditures, net of proceeds totaled $4.3 million and are expected to range from $45 million to $50 million for the full fiscal year
■ Strong liquidity and operating cash flows
■ Backlog increased by $299 million from substantial contract awards
Note: See “Regulation G Disclosure” slides 12-13 for a reconciliation of GAAP to Non-GAAP financial measures.

Q2-2011 Transactions
■ M & A Activity
 NeoCom Solutions, Inc.
 ➢ Acquired in December 2010 for $27.5 million in cash
 ➢ Provider of construction and maintenance services to the wireless industry
 ➢ Dycom’s first meaningful participation directly in the wireless communications industry
 Communication Services, LLC
 ➢ Acquired in November 2010 for $9.7 million in total consideration
 ➢ Provider of construction and maintenance services to the rural telephone industry
■ Financing Activities
 Share repurchases
 ➢ 291,500 shares repurchased for $3.2 million, or $10.99 per share
 Debt Refinance
 ➢ $187.5 million face value of new 10-year 7.125% senior subordinated notes issued in Q2-
 11
 ➢ Repurchase of existing 8.125% notes completed in February
 ➢ Lowered interest rate on outstanding borrowings, extended debt maturities on a cost effective basis until 2021 and secured over $41 million in incremental capital

Revenue % by Customer - Top 5 in Q2-11
25%
20%
15%
10%
5%
0%
22.1%
19.8%
16.2%
13.3%
8.8%
11.1%
7.4%
12.5%
6.7%
6.2%
AT&T
Comcast
CenturyLink
Verizon
Charter
Q2 2011
Q2 2010

Non-GAAP Year-Over-Year Organic Revenue Change**
20.0%
0.0%
(20.0)%
(40.0)%
(60.0)%
(10.1)%
(12.7)%
(13.0)%
(8.0)%
(3.1)%
5.8%
8.9%
4.1%
(14.2)%
(16.3)%
(18.8)%
(10.7)%
(8.0)%
(3.1)%
1.0%
(1.6)%
(32.7)%
(30.2)%
(41.4)%
(25.7)%
(37.4)%
(46.4)%
(45.1)%
(41.3)%
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
All Customers
All Customers (excluding Verizon)
Verizon

DYCOM INDUSTRIES INC.

Revenue Summary
■ Top 5 customers from Q2-11 represented
 61.1% of revenue in Q2-11 and 62.9% of
 revenue in Q2-10
■ Contract revenue from non-Top 5
 customers increased by 5.7%, with
 growth from rural telecommunication
 customers

■ Communication Services and NeoCom
 contributed aggregate revenues of $5.3
 million since acquisition
■ Excluding Verizon and revenue from
 acquired businesses, organic growth at
 4.1% in Q2-11 for all other customers on
 a combined basis
* For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc. and Embarq Corporation for each period presented.
Note: See “Regulation G Disclosure” slide 12 for a reconciliation of GAAP to Non-GAAP financial measures.
** Organic revenue change excludes revenue from acquired businesses in Q2-11, storm restoration work in Q3-09, Q2-09 and Q1-09 and excludes the impact of an additional week in
Q4-10 to adjust for our 52/53 week fiscal calendar.

Backlog ($ in millions)
$1,500
$1,250
$1,000
$750
$500
$1,118
$935
$819
$1,078
$1,024
$1,114
$1,017
$1,316
$679
$582
$517
$684
$636
$640
$600
$730
Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11
Total Backlog
12 Month Backlog

Number of Employees
10000
9000
8000
9,426
9,231
8,951
8,360
8,587
8,897
8,550
8,212
Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11
Number of employees

Backlog and Awards
Current Awards and Extensions
Customers	Area	Description	Approximate Term (in years)
■Verizon	Maryland	Construction and maintenance services	6
■Comcast	Colorado	Construction and maintenance services	1
■AT&T	Alabama, North Carolina, Tennessee	Construction and maintenance services	3
■Windstream	Kentucky	Construction and maintenance services	3
■AT&T	California	Locating services	3

Contract Revenues
($ in millions)
$300.0
$200.0
$100.0
$-
$216.3
$218.2
Q2-10
Q2-11

Revenue Mix - Q2-2011
Telecommunications
82.5%
Electric and Gas
Utilities and Other
Construction
and Maintenance
2.9%
14.6%
Underground
Facility Locating

Non-GAAP Net loss ($ in millions)
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
$(4.0)
$(1.2)
Q2-10
Q2-11

DYCOM INDUSTRIES INC.

Summary Results
Fully Diluted EPS - Non-GAAP
Q2-10	Q2-11
$(0.10)	$(0.03)
Note: See “Regulation G Disclosure” slides 12-13 for a reconciliation of GAAP to Non-GAAP financial measures.
0.9%
Total change
(1.6)%
Organic change

Selected Information
(a) See “Regulation G Disclosure” slides 13-14 for a reconciliation of GAAP to Non-GAAP financial measures.
(b) Amounts may not foot due to rounding.
	Q2-11	Q2-10	Change (b)
($ in millions)
Contract Revenues	$218.2	$216.3	$1.9	▪Cost of earned revenues as a percentage of revenue decreased primarily as a result of improved labor efficiency
Cost of Earned Revenues	$181.6 83.2%	$180.9 83.6%	$0.7 (0.4)%
General & Administrative - Non-GAAP (a)	$21.6 10.0%	$23.9 11.0%	$(2.3) (1.0)%	▪G&A declined substantially from reduced payroll and professional fees
Depreciation & Amortization	$15.8 7.2%	$15.5 7.2%	$0.3 0.1%	▪Depreciation and amortization increased primarily from the impact of the acquisitions of Communication Services and NeoCom Solutions
Interest expense	$3.8 1.7%	$3.5 1.6%	$0.2 0.1%	▪Increased interest expense from higher debt balances outstanding
Other Income, Net	$2.2 1.0%	$0.9 0.4%	$1.3 0.6%	▪Other income, net increased as more assets were sold in the current period at better prices
▪Non-GAAP effective tax rate of 42.1% for the six months ended January 29, 2011

Cash Flows from Operating Activities and Cap-ex, net
($ in millions)
$40
$30
$20
$10
$0
-$10
$32.3
$16.4
$6.9
-$8.2
$15.0
$5.5
$19.1
$11.4
$28.5
$4.3
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Cash flow from operating activities
Capital Expenditures, net of disposals

	January 29, 2011 ($ in millions)	
Cash and equivalents	$	161.0
Debt:		
Senior Credit Agreement, due June 2015	$	-
Capital Leases	$	0.6
8.125% Senior Subordinated Notes, repaid Feb-11	$	48.4
7.125% Senior Subordinated Notes, due 2021	$	187.5
Letters of Credit outstanding	$	40.0
Availability on $225 million Senior Credit Agreement	$	115.3

Cash Flow and Liquidity
■ Solid operating cash flows
■ Combined days sales outstanding on trade
 receivables and net unbilled revenues were
 62 days in Q2-11 (a)
■ Capital expenditures, net of disposals at
 $4.3 million
■ Issuance of $187.5 million 7.125% senior
 subordinated notes due 2021
■ Repurchase of remaining 8.125% senior
 subordinated notes completed in February
 2011
■ 291,500 shares repurchased for
 approximately $3.2 million, or $10.99 per
 share, during Q2-11
(a) Days sales outstanding is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, divided by average revenue per day during the respective quarter.

Summary
■ Beginning to the feel the effects of an improving environment
■ Notable contract awards which meaningfully increased backlog
■ At the forefront of evolving industry opportunities including those generated by rural broadband initiatives
■ Encouraged by deployment of new technologies by cable operators which enable them to increase the effective bandwidth of their networks
■ Responding to an increasing number of industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services

Looking Ahead
■ Organic revenue grows modestly reflecting increased opportunities offset in part by a shift away from technician intensive services
■ Margins and earnings increase faster than revenues
■ Continued solid and growing cash flows dedicated to accretive acquisition opportunities and share repurchases as valuation and projected returns direct
■ Confidence that trends will be improving for a sustained period supports patience with respect to any individual quarterly result
Q3 - 2011:
■ Revenues which grow slightly year over year on an organic basis
■ Margins which improve year over year
■ Pre-tax loss on debt extinguishment of approximately $2.6 million relating to the remaining repurchase of our 8.125% senior
 subordinated notes
■ Non-GAAP earnings which continue to improve year over year

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) %
($ in millions)

	GAAP - CONTRACT REVENUES			NON-GAAP ADJUSTMENTS [(a)]			NON-GAAP - CONTRACT REVENUES (a)			YEAR-OVER-YEAR CONTRACT REVENUES GROWTH (DECLINE) % (b)					
										Customers (excluding Verizon)		Verizon		Total Contract Revenues	
	Customers (excluding Verizon)	Verizon	Total Contract Revenues	Customers (excluding Verizon)	Verizon	Total	Customers (excluding Verizon)	Verizon	Total Non-GAAP Contract Revenues	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP
Q2-11	$ 202.1	$ 16.1	$ 218.2	$ (5.0)	$ (0.3)	$ (5.3)	$ 197.1	$ 15.9	$ 212.9	6.7%	4.1%	(40.2)%	(41.3)%	0.9%	(1.6)%
Q1-11	$ 240.7	$ 20.8	$ 261.6	$ -	$ -	$ -	$ 240.7	$ 20.8	$ 261.6	8.9%	8.9%	(45.1)%	(45.1)%	1.0%	1.0%
Q4-10	$ 255.1	$ 26.5	$ 281.5	$ (18.2)	$ (1.9)	$ (20.1)	$ 236.8	$ 24.6	$ 261.4	14.0%	5.8%	(42.3)%	(46.4)%	4.4%	(3.1)%
Q3-10	$ 209.2	$ 22.4	$ 231.6	$ -	$ -	$ -	$ 209.2	$ 22.4	$ 231.6	(5.7)%	(3.1)%	(37.4)%	(37.4)%	(10.1)%	(8.0)%
Q2-10	$ 189.3	$ 27.0	$ 216.3	$ -	$ -	$ -	$ 189.3	$ 27.0	$ 216.3	(9.5)%	(8.0)%	(25.7)%	(25.7)%	(11.9)%	(10.7)%
Q1-10	$ 221.1	$ 38.0	$ 259.1	$ -	$ -	$ -	$ 221.1	$ 38.0	$ 259.1	(17.8)%	(13.0)%	(41.4)%	(41.4)%	(22.4)%	(18.8)%
Q4-09	$ 223.8	$ 45.9	$ 269.7	$ -	$ -	$ -	$ 223.8	$ 45.9	$ 269.7	(12.7)%	(12.7)%	(30.2)%	(30.2)%	(16.3)%	(16.3)%
Q3-09	$ 222.0	$ 35.7	$ 257.7	$ (5.9)	$ -	$ (5.9)	$ 216.0	$ 35.7	$ 251.8	(7.6)%	(10.1)%	(32.7)%	(32.7)%	(12.2)%	(14.2)%
Q2-09	$ 209.2	$ 36.3	$ 245.5	$ (3.3)	$ -	$ (3.3)	$ 205.9	$ 36.3	$ 242.2						
Q1-09	$ 269.2	$ 64.8	$ 334.0	$ (15.0)	$ -	$ (15.0)	$ 254.2	$ 64.8	$ 318.9						
Q4-08	$ 256.4	$ 65.7	$ 322.1	$ -	$ -	$ -	$ 256.4	$ 65.7	$ 322.1						
Q3-08	$ 240.3	$ 53.1	$ 293.4	$ -	$ -	$ -	$ 240.3	$ 53.1	$ 293.4						

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
Amounts may not foot due to rounding.
  (a) Non-GAAP adjustments in Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks.
 The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. The Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 reflect storm restoration revenues recognized during those periods.
 (b) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Three Months Ended January 29, 2011			Three Months Ended January 23, 2010		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 218,203	$ -	$ 218,203	$ 216,331	$ -	$ 216,331
Cost of earned revenues, excluding depreciation and amortization	181,621	-	181,621	180,936	-	180,936
General and administrative expenses	21,835	(223) (a)	21,612	23,898	-	23,898
Depreciation and amortization	15,787	-	15,787	15,516	-	15,516
Interest income	34	-	34	22	-	22
Interest expense	(3,773)	-	(3,773)	(3,541)	-	(3,541)
Loss on debt extinguishment	(5,738)	5,738 (b)	-	-	-	-
Other income, net	2,207	-	2,207	903	-	903
Loss before income taxes	(8,310)	5,961	(2,349)	(6,635)	-	(6,635)
Benefit for income taxes (d)	(3,216)	2,086 (c)	(1,130)	(2,670)	-	(2,670)
Net loss	$ (5,094)	$ 3,875	$ (1,219)	$ (3,965)	$ -	$ (3,965)
Diluted loss per share	$ (0.14)	$ 0.11	$ (0.03)	$ (0.10)	$ -	$ (0.10)
Shares used in computing Diluted EPS:	35,221,017		35,221,017	39,069,364		39,069,364

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) General and administrative expenses in Q2-11 included $0.2 million in acquisition related costs.

(b) During Q2-11, the Company repurchased $86.96 million in aggregate principal amount of its 8.125% senior subordinated notes due 2015 and recognized debt extinguishment costs of $4.0 million, comprised of tender premiums and professional fees associated with the tender offer and $1.7 million for the write-off of deferred debt issuance costs.

(c) Benefit for income taxes includes the tax effect of the other reconciling item identified herein.

(d) The benefit for income taxes, divided by loss before income taxes, represents the effective tax rate. On a GAAP basis this rate was 38.7% and 40.2% for the three months ended January 29, 2011 and January 23, 2010, respectively. On a Non-GAAP basis, this rate was 48.1% for the three months ended January 29, 2011.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Six Months Ended January 29, 2011			Six Months Ended January 23, 2010		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 479,787	$ -	$ 479,787	$ 475,447	$ -	$ 475,447
Cost of earned revenues, excluding depreciation and amortization	390,943	-	390,943	390,908	(2,000) (c)	388,908
General and administrative expenses	44,660	(223) (a)	44,437	47,401	-	47,401
Depreciation and amortization	31,403	-	31,403	30,707	-	30,707
Interest income	63	-	63	58	-	58
Interest expense	(7,481)	-	(7,481)	(7,084)	-	(7,084)
Loss on debt extinguishment	(5,738)	5,738 (b)	-	-	-	-
Other income, net	3,964	-	3,964	2,008	-	2,008
Income before income taxes	3,589	5,961	9,550	1,413	2,000	3,413
Provision for income taxes (e)	1,936	2,086 (f)	4,022	1,855	(167) (d) (f)	1,688
Net income (loss)	$ 1,653	$ 3,875	$ 5,528	$ (442)	$ 2,167	$ 1,725
Diluted earnings (loss) per share	$ 0.05	$ 0.11	$ 0.15	$ (0.01)	$ 0.06	$ 0.04
Shares used in computing Diluted EPS:	36,566,672		36,566,672	39,029,822		39,185,239

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) General and administrative expenses in Q2-11 included $0.2 million in acquisition related costs.

(b) During Q2-11, the Company repurchased $86.96 million in aggregate principal amount of its 8.125% senior subordinated notes due 2015 and recognized debt extinguishment costs of $4.0 million, comprised of tender premiums and professional fees associated with the tender offer and $1.7 million for the write-off of deferred debt issuance costs.

(c) Cost of earned revenues for the six months ended January 23, 2010 includes a $2.0 million charge for the settlement of a wage and hour class action claim.

(d) During the six months ended January 23, 2010, the Company recognized a non-cash income tax charge of $1.1 million for a valuation allowance on a deferred tax asset.

(e) Provision for income taxes includes the tax effect of the other reconciling item identified herein.

(f) The provision for income taxes, divided by income before income taxes, represents the effective tax rate. On a GAAP basis this rate was 53.9% and 131.3% for the six months ended January 29, 2011 and January 23, 2010, respectively. On a Non-GAAP basis, this rate was 42.1% and 49.5% for the six months ended January 29, 2011 and January 23, 2010, respectively.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure

2nd Quarter Presentation
March 2, 2011